Report of Independent
Registered Public Accounting Firm

To the Shareholders
and Board of Directors
 of
Federated International
Series, Inc.:

In planning and performing
our audit of the financial
statements of Federated
International Bond Fund
(one of the portfolios
constituting Federated
International Series, Inc.)
(the "Fund") as of and for
 the year
ended November 30, 2009,
in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered
the Fund's internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
 with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the effectiveness
 of the Fund's internal
control over financial
reporting.  Accordingly,
we express no such opinion.

The management of the Fund
is responsible for establishing
 and maintaining effective internal
control
over financial reporting.
 In fulfilling this responsibility,
 estimates and judgments by management
 are
required to assess the expected
benefits and related costs of
controls. A company's internal control
 over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the
preparation of financial statements
 for external purposes in accordance
with
generally accepted accounting
principles.  A company's internal
control over financial
reporting includes
those policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect
the transactions and dispositions
of the assets of the company; (2)
provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation
of financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the company
are being made only in accordance
 with authorizations of management
and
directors of the company; and
(3) provide reasonable assurance
 regarding prevention or timely
detection
of unauthorized acquisition,
use or disposition of a company's
assets that could have a material
effect on
the financial statements.

Because of its inherent limitations,
 internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance
with the policies or procedures may
deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
 control
does not allow management or
employees, in the normal course
of performing their assigned functions,
to
prevent or detect misstatements
 on a timely basis.  A material
weakness is a deficiency, or a
combination
of deficiencies, in internal
 control over financial reporting,
such that there is a reasonable
possibility that a
material misstatement of the
company's annual or interim
financial statements will not
be prevented or
detected on a timely basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal
control that
might be material weaknesses under
standards established by the Public
 Company Accounting Oversight
Board (United States).  However,
we noted no deficiencies in the
Fund's internal control over financial
reporting and its operation,
including controls over safeguarding
securities, that we consider to be
 a
material weakness as defined
above as of November 30, 2009.

This report is intended solely
for the information and use of
management and the Board of
Directors of
the Fund and the Securities and
Exchange Commission and is not
intended to be and should not be used
by anyone other than these specified
parties.




ERNST & YOUNG LLP


Boston, Massachusetts
January 22, 2010